UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2013

MB FINANCIAL, INC.

Maryland	0-24566-01	36-4460265
(State or other jurisdiction	(Common File No.)	(IRS Employer
of incorporation)		Identification Number)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (888) 422-6562

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 22, 2013, MB Financial, Inc. (“Company”) made changes to the responsibilities of two of its named executive officers. The changes, which were effective immediately, are:
Brian J. Wildman, previously Executive Vice President, Wealth Management and Commercial Services of the Company's subsidiary bank, MB Financial Bank, N.A. (the "Bank"), assumed the position of Executive Vice President, Risk Management of the Bank.
Mark A. Heckler, previously Executive Vice President, Risk Management of the Bank, assumed the position of Executive Vice President, Wealth Management and Commercial Services of the Bank.
Additional information regarding Messrs. Wildman and Heckler may be found in the Company’s 2013 Proxy Statement, a copy of which was filed with the Securities and Exchange Commission on April 12, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: April 26, 2013	By:	/s/Jill E. York
Jill E. York
Vice President and Chief Financial Officer